UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Earliest Event Reported: October 3, 2005


                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

   Michigan                        000-14800                     38-1737300
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification no.)
 incorporation)

                              3100 44th Street S.W.
                           Grandville, Michigan 49418
               (Address of principal executive office) (Zip Code)


                             Registrant's telephone
                                number, including
                                   area code:
                                 (616) 534-7663


================================================================================
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

Item 1.01 Entry into a Material Definitive Agreement

     On October 3, 2005 X-Rite, Incorporated (the "Company") entered into two employment related agreements with Michael C. Ferrara, its Chief Executive Officer. The first agreement is Amendment No. 1 to the Employment Agreement between X-Rite, Incorporated and Michael C. Ferrara. This agreement modifies provisions of the employment agreement entered into between the Company and Mr. Ferrara dated September 30, 2003. The amendment extends the term of the original agreement by twelve months and provides for automatic renewal periods should both parties elect to do so. Furthermore, it defines the vesting period of restricted stock grants during the extension period and provides certain minimal financial planning benefits to Mr. Ferrara for the years 2005 and beyond. The amendment also defines the method by which either party may terminate it prior to expiration of the then current term, as well as describe the basis for severance pay and benefits calculations.

     The Company has also entered into an agreement to provide certain medical, dental and prescription drug benefits to Mr. Ferrara following his employment with the Company. These benefits are comparable to those provided the Company's employees and will be secondary to all Medicare benefits for which Mr. Ferrara is eligible. The Company's obligation under this agreement will expire on December 31, 2015. Should Mr. Ferrara's employment terminate at the completion of his current employment agreement on December 31, 2008 this health plan will be active for a period of seven years.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibit.

10.1 Amendment No. 1 to the Employment Agreement between X-Rite, Incorporated and Michael C. Ferrara.

10.2 X-Rite, Incorporated Michael C. Ferrara Special Post Employment Health Plan



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


Dated: October 6, 2005                               X-RITE, INCORPORATED


                                                     By: /s/ Mary E. Chowning
                                                         --------------------
                                                         Mary E. Chowning
                                                         Chief Financial Officer